                                                                    EXHIBIT 10.1


                    AMENDED AND RESTATED ALLIANCE AGREEMENT
                    ---------------------------------------
                              (Ernst & Young LLP)
                              -------------------

     This AMENDED AND RESTATED Alliance Agreement (the "Agreement") is entered into effective as of May 3, 1999 (the "Agreement Date"), between The viaLink Company ("viaLink"), with an address for purposes of this Agreement at 13800 Benson Road, Edmond, Oklahoma 73013, and Ernst & Young LLP ("E&Y"), whose principal place of business for purposes of this Agreement is 787 Seventh Avenue, New York, New York, 10019.

                                  Background
                                  ----------

  A. E&Y and viaLink are parties to an Alliance Agreement dated as of May 3, 1999 (the "Original Agreement").

  B. E&Y and viaLink have agreed to amend and restate the Original Agreement in its entirety.

  C. E&Y and viaLink desire to work together with the goal of furthering the implementation of the viaLink Services (as defined below).

  D. E&Y desires to enhance its consulting service revenues by offering services in connection with the viaLink Services.

  E. viaLink desires to enhance its capabilities to market and support the viaLink Services in connection with the use of E&Y's consulting and integration services on a preferred provider basis.

  F. E&Y and viaLink are parties to that certain Master Services Agreement of even date herewith (the "Master Services Agreement"), the form of which is attached as Exhibit D hereto.
            ----------

  G. E&Y and viaLink desire to formalize their relationship by entering into this Agreement to undertake cooperative efforts in connection with the viaLink Services.

     NOW, THEREFORE, E&Y and viaLink agree as follows:

1.   Definitions.  The following capitalized terms shall have the meanings given
     -----------
     to them below when used in this Agreement:

     "Affiliate" of E&Y means any corporation, partnership or other business organization that is (i) a direct or indirect majority owned or controlled subsidiary of E&Y, or (ii) a member firm of Ernst & Young International Ltd. ("EYI"), or (iii) a direct or indirect majority owned or controlled subsidiary of any EYI member firm; in each case, which has executed an Affiliation Agreement.

     "Affiliation Agreement" means an Affiliation Agreement to be signed by an Affiliate, viaLink, and E&Y, which is in the form set forth as Exhibit A
                                                                    ---------
     hereto.

     "Agreement Date" is defined in the preamble paragraph of this Agreement.

     "E&Y Services" means E&Y's consulting services related to the use and operation of the viaLink Services. Those consulting services may include, among other things, consulting services relating to general systems integration, implementation and project management training, and education.

     "Master Services Agreement" is defined in Background, paragraph D above.

     "Initial Term" is defined in Section 6(a) below.
                                  ------------

     "Proprietary Information" means:

               (i) with respect to viaLink, the viaLink Services and all confidential information and trade secrets contained in the viaLink Services, including without limitation all data and results, prices, product information or other data, database formats and any other information of viaLink or its licensors, customers or subscribers which by its nature is generally understood to be of a confidential nature; and

               (ii) with respect to E&Y, any information of E&Y which E&Y indicates is confidential or which, by its nature, is generally understood to be confidential information.

          Information is not Proprietary Information to the extent that it:

                    (A) is or becomes publicly available through no act or failure of the receiving party; or

                    (B) was known to the receiving party as of the time of its disclosure by the disclosing party;

                    (C) is rightfully acquired from a third party which, to the receiving party's knowledge, is not obligated to keep that information confidential; or

                    (D) is independently developed by the receiving party without use of or reference to any Proprietary Information of the disclosing party.

     "Renewal Term" is defined in Section 6(b) below.
                                  ------------

     "Royalties" is defined in Section 6(a) below.
                               ------------

     "Significant E&Y Client" means any of the present or future clients of E&Y reasonably considered (upon mutual agreement of the parties, which agreement shall not unreasonably be withheld) to be "Tier 1" based on sales, revenues, income, market capitalization and stature in the industry and markets for suppliers and retailers of consumer packaged goods for food, grocery, drug store, convenience store and mass merchandise chains and food service operators; provided, however, that the term "Significant E&Y Client" shall not include those organizations (i) for which E&Y or its Affiliates acts as the principal outside independent auditor and (ii) which are subject to the periodic reporting requirements of the federal securities laws, including Section 12(g) or Section 15(d) of the Securities Exchange Act of 1934, or any successor statutes.

     "Warrant" means the $8.00 Warrant to Purchase Common Stock, the form of which is attached as Exhibit B hereto.
                          ---------

     "Territory" means worldwide and is not limited to the countries in which E&Y has offices.

     "viaLink Customer" is defined in Section 6(b) below.
                                      ------------

     "viaLink Services" means the subscription catalog and item information data services viaLink provides to suppliers and retailers of consumer packaged goods for food, grocery, drug store, convenience store and mass merchandise chains and food service operators.

     "viaLink Services Revenue" means gross revenues paid to viaLink (or received by viaLink from any of its affiliates) for the sale, use, hire or subscription of the viaLink Services, as such services are provided to the consumer packaged goods industry, consisting of: (i) subscription fees for the item catalog, price book access, scan-based trading, collaborative planning, forecasting and inventory replenishment; and (ii) support/maintenance, set up and installation fees, in each case in clauses
     (i) and (ii) directly related to the viaLink Services. Without limiting the generality of the foregoing, viaLink Services Revenue specifically does not include: (a) any fees or other revenues for services provided in connection with industries other than the consumer packaged goods industry;
     (b) any fees or other revenues for customization, outsourcing, data management and other similar fees and related services; (c) any revenues from new business ventures, marketing alliances or other relationships in which viaLink is not currently engaged or a party as of the Agreement Date, including without limitation with E&Y or any third party; or (d) any fees or other revenues derived by viaLink from those organizations (i) for which E&Y or its Affiliates acts as the principal outside independent auditor and
     (ii) which are subject to the periodic reporting requirements of the federal securities laws, including Section 12(g) or Section 15(d) of the Securities Exchange Act of 1934, or any successor statutes".

2.   Authorization
     -------------

          (a) Authority to Use Name and Logos.  viaLink hereby authorizes E&Y
              -------------------------------
     and its Affiliates to use viaLink's name in accordance with marketing communications standards provided by viaLink from time to time to E&Y and its Affiliates, and to offer E&Y Services relating to the viaLink Services to existing and prospective subscribers of the viaLink Services in the Territory, subject to Section 11(a) and the terms of this Agreement,
                           -------------
     provided that E&Y obtains viaLink's prior written permission for each such use.

          (b) Non-Exclusive Arrangement.  The arrangement between viaLink and
              -------------------------
     E&Y is such that E&Y will be a preferred provider of services for implementing viaLink's Services with its customers, but such arrangement is non-exclusive. viaLink may, in its discretion, authorize other parties to offer various services in the Territory relating to the viaLink Services, and E&Y may, in its discretion, offer services in connection with other products in the Territory.

          (c) Separate Customer Agreements.  viaLink and E&Y will contract
              ----------------------------
     separately and independently of each other with their respective customers. Each party will be solely responsible for and liable to its customers for its own products and services. However, the parties may from time to time enter into written agreements to jointly provide services for specific customer engagements, with one party acting as the prime contractor and the other party acting as the subcontractor or otherwise. The viaLink Services are provided to customers subject to the terms of viaLink's standard Purchase Order, as set forth in Exhibit C attached hereto, which is subject
                                     ---------
     to change by viaLink from time to time ("viaLink Purchase Order").

3.   viaLink Services and Responsibilities of viaLink
     ------------------------------------------------

          (a) Demonstration Subscription to E&Y.  viaLink shall provide E&Y with
              ---------------------------------
     a limited number of demonstration subscriptions to the viaLink Services for training and marketing demonstrations and for E&Y's internal use to permit E&Y to evaluate the viaLink Services. Demonstration subscriptions do not provide access to actual customer or product data. Such demonstration subscriptions shall be provided at no charge and subject to the applicable viaLink Purchase Order terms.

          (b) Early-Release and Pre-Release Services.  viaLink shall provide E&Y
              --------------------------------------
     with access to new, early release and pre-release features for review, evaluation, staff training and long term planning purposes. Such access will be provided at no charge but will be subject to Section 12
                                                          ----------
     (Confidentiality) below and viaLink's standard beta release terms and conditions.

          (c) Training.  viaLink will train and provide product-related course
              --------
     materials for at least two E&Y designated viaLink trainers on the use of each of the viaLink Services on an on-going basis. Such training and materials will be provided at no charge. E&Y will be responsible for its own out-of-pocket costs associated with the training of such trainers, and will be responsible for the training of all other E&Y personnel.

          (d) Certification.  If viaLink has or in the future establishes a
              -------------
     certification program for any viaLink Services, viaLink shall permit E&Y and its personnel to participate in the program at no charge.

          (e) Sales Support. viaLink will use commercially reasonable efforts to
              -------------
     assist E&Y and its Affiliates in their efforts to sell service engagements that include the use of viaLink Services. viaLink may provide information, presentations and demonstrations on the viaLink Services to E&Y customers who are evaluating the viaLink Services. Each party shall bear its own costs in connection with such sales activities. viaLink will recommend E&Y as the preferred provider of viaLink's products and services.

          (f) Alliance Support.  viaLink will assign an alliance manager to
              ----------------
     assist E&Y in the coordination and execution of all sales, marketing and project delivery activities.

          (g) Logo Usage.  Subject to Section 11(a), viaLink may use the E&Y
              ----------              -------------
     company logo and/or name in advertising and promotional materials in connection with the sales and promotion of the viaLink Services and the E&Y Services, in accordance with E&Y's then current marketing communications standards protocols and procedures, provided that viaLink obtains E&Y's prior written permission for each such use.

          (h) User Groups.  viaLink will invite E&Y to participate in viaLink
              -----------
     user conferences as a presenter and/or sponsor of a booth with respect to the services E&Y can provide to customers. This participation will be at no charge to E&Y, except that E&Y will be responsible for its own travel and lodging expenses. In addition, E&Y consultants may attend viaLink user conferences at no charge, except that E&Y will be responsible for its own travel and lodging expenses.

4.   Services and Responsibilities of E&Y
     ------------------------------------

          (a) Employee Training.  E&Y shall send its consultants who are
              -----------------
     expected to be providing training to E&Y personnel using the viaLink Services to the training sessions provided by viaLink hereunder, and those E&Y consultants will train such E&Y personnel as E&Y deems necessary to provide such E&Y Services.

          (b) Customer Information.  E&Y shall use commercially reasonable
              --------------------
     efforts to: (i) make the viaLink Services known to its customers and potential customers for whom such viaLink Services are appropriate in E&Y's judgment; (ii) present the viaLink Services using only the service names given by viaLink; and (iii) provide the prospective customers with the viaLink Services marketing materials and non-confidential information provided by viaLink to E&Y. E&Y shall not make any warranties, assurances or statements concerning viaLink Services features that are misleading or materially divergent from the descriptive literature supplied by viaLink or which exceed the limits of viaLink's standard warranties contained in its subscription purchase order forms.

          (c) Sales and Marketing.  E&Y shall provide advice and assistance
              -------------------
     regarding market requirements, including changes in product mix and new product development, and product and service pricing strategies which may be requested by viaLink to maximize viaLink's sales and business development. E&Y also shall assist in facilitating viaLink's access to international markets by providing advice and assistance in determining market requirements and viaLink's capabilities. E&Y shall participate in and, if requested by viaLink, assist in the organization and implementation of, the jointly sponsored marketing events, conferences, executive conferences and committee meetings which may be agreed upon by the parties. E&Y will endeavor to increase viaLink's visibility in the relevant market using a strategy to be agreed upon by the parties.

          (d) E&Y Coordinator.  E&Y shall designate a coordinator (who is
              ---------------
     reasonably acceptable to viaLink) with appropriate authority to coordinate E&Y's activities with viaLink and act on behalf of E&Y within the scope of this Agreement.

5.   Services and Responsibilities of the Parties.  To the extent reasonable
     --------------------------------------------
     under the circumstances and as permitted by each party's other agreements, the parties shall undertake the following cooperative activities with respect to identifying opportunities to promote the viaLink Services and E&Y Services:

          (a) Market Information.  Each party shall regularly inform the other
              ------------------
     party about general market developments and factors relating to the viaLink Services in the marketplace and current projects and customer implementations in which they are involved. This information shall be designated and treated as Proprietary Information of the party providing the information.

          (b) Internal Notification.  Each party shall inform the appropriate
              ---------------------
     personnel in its organization of the existence of this Agreement.

          (c) New Product Information.  Each party shall endeavor to keep the
              -----------------------
     other party appraised about new products and services relating to the viaLink Services.

          (d) Other Information.  The parties shall exchange such other
              -----------------
     information and conduct such other activities as the parties agree will carry out the intent of this Agreement.

          (e) Periodic Review.  The parties shall meet at least twice a year to
              ---------------
     review the status of their arrangement under this Agreement.

6.   Royalties and Payments; Audit; Grant of Warrant and Registration Rights
     -----------------------------------------------------------------------

          (a) Royalties.  In consideration of the value to viaLink of E&Y's in-
              ---------
     kind contributions and the E&Y Services, and in recognition of the discounted rates which may be charged to viaLink by E&Y for the services rendered under the Master Services Agreement, E&Y shall be entitled to receive royalty payments ("Royalties") from viaLink as specified in this
     Section 6.  The Royalties will be equal to seven percent (7%) of viaLink
     ---------
     Services Revenue per quarter for the first two (2) years after the Agreement Date ("Initial Term") and for the additional time period(s) specified in Section 6(b) below.
                  ------------

          (b) Term of Royalties; Extension.  The continued payment of Royalties
              ----------------------------
     to E&Y shall be dependent upon a minimum number of Significant E&Y Clients being converted by E&Y to become viaLink Customers. "viaLink Customers" as used in this Section means Significant E&Y Clients that have subscribed to the viaLink Services at current viaLink list prices (less applicable discounts), have agreed to the viaLink Services Purchase Order terms and conditions and which remain subscribers for a minimum of twelve consecutive
     (12) months). "Convert" or "converted" as used in this Section means that E&Y is primarily responsible for causing such Significant E&Y Client to become a viaLink Customer based on a direct referral and substantive, additional assistance from E&Y or as part of an overall service engagement by E&Y. If during the Initial Term, E&Y converts (subject to the satisfaction of the condition that such subscriber remain a viaLink subscriber for at least twelve (12) months, which condition need not be satisfied within such term, so long as it began during such term) ten (10) or more Significant E&Y Clients to viaLink Customers, the Royalties shall continue thereafter in perpetuity. If during the Initial Term, E&Y converts a minimum of seven (7) Significant E&Y Clients to viaLink Customers, Royalties shall be paid for an additional one (1) year period (the "Renewal Term"). If during the Renewal Term, E&Y converts (subject to the satisfaction of the condition that such subscriber remain a viaLink subscriber for at least twelve (12) months, which condition need not be satisfied within such term, so long as it began during such term) three (3) or more additional Significant E&Y Clients to viaLink Customers (for a total of ten (10) or more current viaLink Customers who are Significant E&Y Clients), the Royalties shall continue thereafter in perpetuity.

          (c) Payment of Royalties.  Subject to the terms and conditions of this
              --------------------
     Agreement, Royalties payments will be paid quarterly beginning on July 1, 1999. Royalties should be paid to E&Y within fourteen (14) days after the end of each calendar quarter based on viaLink Service Revenue received in such quarter.

          (d) Audit.  viaLink shall, or shall at its sole cost and expense
              -----
     retain a third party service provider to, keep full, accurate and adequate records of the sales of viaLink Services subscriptions (including any updated or other versions of viaLink Services) sufficient to document the basis of its calculation of the Royalties. viaLink agrees to make such records available to E&Y, at viaLink's premises during normal business hours, no more than twice each year as requested upon reasonable notice from E&Y. If any such audit discloses a deficiency of greater than five percent (5%) of the Royalties payable for the audit period, viaLink shall pay the reasonable costs and expenses incurred by E&Y in connection with such audit.

          (e) Warrant; Registration Rights.  As further consideration for the
              ----------------------------
     execution of this Agreement, promptly following the execution of this Agreement viaLink shall (i) issue and deliver the Warrant to E&Y, which Warrant shall entitle E&Y to purchase up to 250,000 shares of viaLink's Common Stock at a price of $8.00 per share, all on and subject to the conditions set forth therein; and (ii) E&Y and viaLink shall enter into the Registration Rights Agreement, the form of which is attached hereto as Exhibit E, with respect to the resale of the shares of viaLink Common Stock
     ---------
     issuable to E&Y under the Master Services Agreement or upon exercise of the Warrant.

7.   Representations, Warranties and Disclaimers
     -------------------------------------------

          (a) Representations and Warranties.  Each party hereby represents and
              ------------------------------
     warrants to the other party that:

              (i)   Authority.  It has the right and power to enter into this
                    ---------
          Agreement.

              (ii)  No Violation.  Entering into this Agreement does not violate
                    ------------
          the terms and conditions of any of its other agreements providing for cooperative marketing of products of another entity, or any other legal obligations.

              (iii) No Infringement.  The products, services, materials and
                    ---------------
          information it provides under this Agreement to the other party do not infringe upon or constitute a misappropriation of any copyright, trademark, patent, trade secret or other proprietary right of any third party in the Territory. Each party's sole liability and the other party's sole remedy for a breach by such party of the foregoing warranty shall be indemnification pursuant to Section 11(e) below.
                                                        -------------

          (b) Disclaimer of Warranty.  EXCEPT AS SPECIFICALLY SET FORTH IN THIS
              ----------------------
     SECTION 7, NEITHER PARTY MAKES ANY WARRANTY TO THE OTHER PARTY, EITHER EXPRESS, IMPLIED OR STATUTORY, NOR SHALL ANY WARRANTY ARISE BY COURSE OF CONDUCT OR BY PERFORMANCE, CUSTOM OR USAGE IN THE TRADE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8.   Term and Termination
     --------------------

          (a) Initial and Renewal Terms. This Agreement shall be effective as of
              -------------------------
     the Agreement Date and, unless sooner terminated in accordance with its terms, shall continue in effect for (i) the Initial Term (as defined in
     Section 6(a)) ending May 3, 2001,
     ------------
     and, (ii) provided that E&Y has converted the minimum number of Significant E&Y Clients to viaLink Customers pursuant to Section 6(b), shall thereafter
                                                  ------------
     continue in effect for the Renewal Term (as defined in Section 6(b)) and
                                                            ------------
     successive one (1) year terms thereafter. After the Initial Term and the Renewal Term (if applicable), either party may terminate this Agreement upon ninety (90) days prior written notice to the other party, with or without cause, in which event this Agreement shall expire on the last day of the ninety (90) day notice period (except with respect to (A) any open work order that remains open on such date, as to which this Agreement will terminate on completion and (B) any Royalties earned or to be paid pursuant to Section 6(b), which shall be in the manner and for the term set forth in Sections 6(b), 6(c) and 6(d)).

           (b) Termination.  Each party may terminate this Agreement:
               -----------

                     (i) if the other party should materially fail to fulfill its obligations under this Agreement (a "breach") and should fail to cure such breach within thirty (30) days after receiving written notice from the non-breaching party of such breach and the intention of such non-breaching party to terminate this Agreement; provided, however, that, with respect to those
                          --------  -------
               breaches which cannot reasonably be cured within such thirty (30) day period, the breaching party shall have such period of time to cure such breach as would be required by a party, in the exercise of good faith and all commercially reasonable efforts, in order to cure such breach; provided, further, that such breaching party
                                    --------  -------
               shall in fact exercise such good faith and such commercially reasonable efforts to attempt to cure such breach. The failure to cure such breach as stated in the preceding sentence will result in the termination of this Agreement as of the end of such period without prejudice to any other rights the parties may have; or

                     (ii) Immediately upon written notice if: (A) the other
               party is adjudged insolvent or bankrupt, or upon the institution of any proceeding against the other party seeking relief, reorganization or arrangement under any laws relating to insolvency, or for the making of any assignment for the benefit of creditors, or upon the appointment of a receiver, liquidator or trustee of any of the other party's property or assets, or upon liquidation, dissolution or winding up of the other party's business; or (B) the other party breaches the confidentiality provisions set forth in Section 12 below.
                                       ----------

          (c)  Effect of Termination or Expiration. Upon termination or
               -----------------------------------
     expiration of this Agreement, each party shall cease acting in a manner that would suggest any continuing relationship between the parties regarding the viaLink Services, and shall cease all display and advertising contemplated under this Agreement. Within thirty (30) business days after the termination or expiration, each party shall return to the other party or dispose of (as mutually agreed) all advertising materials and other property, including all Proprietary Information, furnished to it by the other party pursuant to this Agreement. Each party shall certify in writing to the other that it has done so. Termination or expiration of this Agreement shall not affect any obligation either party has to its customers. The following provisions of this Agreement shall in all events survive its termination or expiration: Sections 7 (Representations,
                                            ----------
     Warranties and Disclaimers), 8 (Term and Termination), 10 (Relationship of the Parties), 11 (Intellectual Property Rights), 12 (Confidentiality of Proprietary Information), and 13 (General Provisions) and, except in the case of termination by viaLink under Section 8(b)(i) for breach by E&Y, any
                                          ---------------
     payment obligations as provided in Section 6(b).
                                        ------------

9.   Force Majeure. Each party hereto shall be excused from default or
     -------------
     delay in the performance of its obligations hereunder if and to the extent that such default or delay is caused by an act of God, or other cause beyond its reasonable control, including but not limited to, work stoppages, fires, riots, accident, explosion, flood, storm, or failures or fluctuations in electrical power, heat light, air conditioning or telecommunications equipment. In such event, the nonperforming party shall be excused from performance for as long as such circumstances prevail and shall as soon as practicable notify the other by telephone (to be confirmed promptly in writing) of any actual or anticipated delay.

10.  Relationship of Parties.  The following provisions shall apply to the
     -----------------------
     relationship of the parties, notwithstanding any other provision of this
     Agreement:

          (a) Independent Contractors. E&Y and viaLink are independent
              -----------------------
     contractors acting for their own account, and neither party is authorized to make any representation or commitment on behalf of the other party. Neither party shall use the terms "joint venture", "partner", "partnership" or similar terms to describe the relationship between the parties under this Agreement. Any inadvertent use of such terms shall refer to the spirit of cooperation and alliance between the parties and shall not create a legal partnership or joint venture or any responsibility by one party for the actions of the other, either expressly or by implication.

          (b) No Distribution Rights. Neither party is a distributor or agent
              ----------------------
     for the products or services of the other party. Each party's products and services shall be available to prospective customers only through a separate agreement between that party and its customers. Neither party is responsible to any customer for the quality of products or services provided by the other party, unless the parties otherwise agree in writing with respect to specific customers engagements, pursuant to which one party is the prime contractor and the other party is the subcontractor. Each party is solely responsible for establishing the prices for its own products and services.

          (c) E&Y Affiliates. E&Y's Affiliates shall be entitled to exercise the
              --------------
     rights and shall be subject to the responsibilities imposed upon E&Y under this Agreement upon execution of an Affiliation Agreement in the form attached as Exhibit A hereto, with such changes as may be mutually agreed
                 ---------
     upon in writing by viaLink, such Affiliate and E&Y. viaLink shall provide E&Y with prompt notice of the fact that an Affiliate has signed or wishes to enter into an Affiliation Agreement and with a copy of the fully executed Affiliation Agreement within a reasonable time after execution. No Affiliation Agreement shall be effective until executed by viaLink. E&Y's agreement and each Affiliate's agreement with viaLink shall be separate and independent from one another. In no event shall E&Y be liable for any Affiliate's obligations under an Affiliation Agreement, nor shall any Affiliate be liable for E&Y's obligations under this Agreement.

11.  Intellectual Property Rights
     ----------------------------

          (a) Trademarks, Etc. This Agreement does not authorize either party to
              ---------------
     use or display any names, trademarks, logos or service marks ("Marks") of
                                                                    -----
     the other party except to identify the viaLink Services and E&Y Services to the extent permitted by this Agreement. Either party may use the trademarks or other proprietary words or symbols of the other party to properly identify the viaLink Services or E&Y Services of the other party in correspondence and proposals issued in the ordinary course of business to the extent such use would be permitted by applicable law in the absence of this Agreement. Except as described in the preceding sentence, each party shall submit to the other party for written prepublication approval, any materials which may use or display any Mark of the other party. All use of a party's Marks by shall inure to the benefit of that party. Each party agrees not to apply for registration of the other party's Marks (or any mark confusingly similar thereto) anywhere in the world.

          (b) Certain Intellectual Property Rights. E&Y acknowledges that title
              ------------------------------------
     to all intellectual property rights, including without limitation patent, copyright, trademark, and trade secret rights, in the viaLink Services and materials provided by viaLink to E&Y (including any modifications, enhancements, versions, releases, or correction levels to those viaLink Services and materials) shall remain exclusively with viaLink. viaLink does not, by this Agreement, transfer or assign any of its intellectual property rights to E&Y. Provided that a party does not infringe or misappropriate any intellectual property right of the other party, or breach its obligations under Section 12, neither party shall be restricted from using
                       ----------
     any ideas, concepts, techniques or know-how developed in the course of their relationship under this Agreement.

          (c) Access and Modification. This Agreement does not grant to E&Y (i)
              -----------------------
     the right to decompile, modify, or alter the viaLink Services in any way that jeopardizes viaLink's proprietary rights, or (ii) any right to access the viaLink Services structure or source code. E&Y shall have no right to make modifications or enhancements to the viaLink Services in the course of providing E&Y Services to its customers, however, it may modify or enhance the interfaces or systems that customers use to access the viaLink Services, provided that those modifications and enhancements are for use by E&Y's customers and are accomplished through use of tools viaLink supplies with the viaLink Services.

          (d) E&Y Developments. Except for viaLink Services and E&Y Services
              ----------------
     covered by the existing Master Services Agreement, the following provisions describe which party will own the computer software developed by E&Y and its independent contractors in connection with the viaLink Services.

              (i)  Integration Software. E&Y shall own and have all right, title
                   --------------------
          and interest in and to any computer software that E&Y develops independently to integrate the viaLink Services to other computer software used by E&Y's customers, to the extent the computer software E&Y develops is not a modification to the viaLink Services.

              (ii) Products of Tools. E&Y shall own and have all right, title
                   -----------------
          and interest in and to any computer software that E&Y creates independently by using tools provided by viaLink, if any, to the extent the software E&Y develops is not a modification to the viaLink Services.

              (iii) viaLink shall have and E&Y hereby grants to viaLink a nonexclusive, nontransferable, royalty free license to use the software E&Y develops or has developed pursuant to clauses (i) and
          (ii) above, for use to assist viaLink's customers with their use of the viaLink Services.

(e)  Indemnification.
     ---------------

          (i) E&Y shall, at its sole expense, defend, indemnify and hold viaLink harmless from and against any and all third party suits, proceedings and claims, and all resulting losses, liabilities, costs and expenses (including reasonable attorneys' fees), for misappropriation of trade secrets, technical information and/or know-how or for infringement of any copyright, patent or other intellectual property right of any third party arising out of the performance of the E&Y Services by E&Y, or arising out of any breach of any of E&Y's representations and warranties in this Agreement, or otherwise arising out of the E&Y Services or E&Y's activities hereunder, except in the case of viaLink's indemnification pursuant to
     Section 11(e)(ii); provided, that E&Y is notified promptly in writing of such claim or of the commencement of such suit or proceeding, as the case may be, and is given sole control and authority, information and reasonable assistance, at E&Y's expense, for the defense or settlement thereof; and provided further, that viaLink shall not settle such claim, suit or proceeding without the written consent of E&Y, which consent shall not be unreasonably withheld.

          (ii) viaLink shall, at its sole expense, defend, indemnify and hold E&Y harmless from and against any and all suits, proceedings and claims, and all resulting losses, liabilities, costs and expenses (including reasonable attorneys' fees), for misappropriations of any trade secrets, technical information or know-how or for infringement of any copyright, patent or other intellectual property right of a third party arising out of the performance of the viaLink Services by viaLink or arising out of any breach of any of viaLink's representations and warranties in this Agreement, or otherwise arising out of the viaLink Services or viaLink's activities hereunder, except in the case of E&Y's indemnification pursuant to Section 11(e)(i); provided that viaLink is notified in writing of such
        ----------------
     claim or of the commencement of such suit or proceeding, as the case may be, and is given sole control and authority, information and reasonable assistance, at viaLink's expense, for the defense or settlement thereof; and provided further, that E&Y shall not settle such claim, suit or proceeding without the prior written consent of the viaLink, which consent shall not be unreasonably withheld.

          (iii) This Section 11(e) specifies the sole and exclusive remedy of
                     -------------
     each party for third party claims of misappropriation or infringement of intellectual property.

12.  Confidential Information.
     ---------------------------

          (a) Each party acknowledges that, during the term of this Agreement, it will from time to time receive or possess Proprietary Information and other material nonpublic information (collectively, "Confidential Information") from the other party. Neither party shall disclose any Confidential Information to third parties or use any Confidential Information other than for purposes of this Agreement. Each party shall protect the Confidential Information of the other party with at least the same protection and care that it customarily uses in safeguarding its own confidential information of a similar nature, but shall use no less than a reasonable degree of care. Each party will disclose the other party's Confidential Information to its personnel only on a need-to-know basis. Each party shall take reasonable steps to advise its employees and consultants of the confidential nature of the other party's Confidential Information and their obligation to comply with the confidentiality requirements in this Agreement. Without limiting the generality of the foregoing, E&Y understands that viaLink is a public company. E&Y is aware, and will take reasonable precautions to make its employees and representatives who may become informed of any such information aware, of the restrictions imposed by the United States federal securities laws on the purchase and sale of securities by any person who has received material nonpublic information from the issuer of such securities of the communication of such information to any other person.

          (b) The receiving party acknowledges and agrees that due to the unique nature of the disclosing party's Confidential Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow the receiving party or third parties to unfairly compete with the disclosing party resulting in irreparable harm to the disclosing party, and therefore, that upon any such breach or any threat thereof, the disclosing party shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law and to be indemnified by the receiving party from any loss or harm, including, without limitation, lost profits and attorneys' fees, in connection with any breach or enforcement of the receiving party's obligations hereunder or the unauthorized use or release of any such Confidential Information. The receiving party will notify the disclosing party in writing immediately upon the occurrence of any such unauthorized release or other breach. Any breach of this Section 12(b) will constitute a material breach of this
                    -------------
     Agreement.

13.  Further Understandings.
     ----------------------

          (a) Non-Solicitation. During the term of this Agreement and for a
              ----------------
     period of twelve (12) months thereafter, personnel of either party who have been directly and substantially involved in the performance of such party's obligations under this Agreement shall not knowingly directly or indirectly solicit for employment any of the other party's personnel who have been directly and substantively involved in the performance of this Agreement, without the prior written consent of the other party.

          (b) Notices. All notices, reports, requests, acceptances and other
              -------
     communications required or permitted under this Agreement will be in writing and shall be sufficient only if personally delivered, delivered by a major commercial rapid delivery courier service, sent via facsimile, or mailed, postage or charges prepaid, by certified or registered mail, return receipt requested to a party at its address as set forth below or to such other address that the receiving party may have provided for purposes of receiving notices as provided in this Section. Notices will be deemed given when actually received, except that if not received sooner, notice by mail shall be deemed received five (5) days after deposit in the U.S. mail.

     To E&Y:             Ernst & Young  LLP
                         104 Decker Court
                         Irving, Texas 75062
                         Attn. Richard Doyle
                         Fax:  (214) 665-5555

     With a copy to:     Ernst & Young LLP
                         787 Seventh Avenue
                         New York, New York 10019
                         Attn. Douglas M. Galin, Deputy General Counsel
                         Fax:  (212) 773-6299

     With a copy to:     Mayer, Brown & Platt
                         190 South La Salle Street
                         Chicago, Illinois 60603
                         Attn. Edward S. Best
                         Fax:  (312) 701-7711

     To viaLink:         The viaLink Company
                         13800 Benson Road
                         Edmond, Oklahoma  73013
                         Attn.  Lewis Kilbourne
                         Fax:  (405) 936-2599

     With a copy to:     Brobeck Phleger & Harrison LLP
                         301 Congress Avenue
                         Austin, Texas 78701
                         Attn. J. Matthew Lyons
                         Fax:  (512) 477-5813

          (c) Entire Agreement. This Agreement, all Exhibits hereto, any work
              ----------------
     orders hereunder constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all agreements and understandings between viaLink and E&Y with respect to the subject matter hereof made prior to the date hereof, including without limitation that certain Confidentiality Agreement dated November 20, 1998, and each of those certain Letters of Understanding dated September 8, 1998 and January 11, 1999. There are no representations, warranties, understandings or agreements relating to the subject matter hereof which are not fully expressed in this Agreement. No amendment, modification, waiver or discharge of this Agreement shall be valid unless in writing and signed by an authorized representative of the party against whom such amendment, modification, waiver or discharge is sought to be enforced.

     (d) Governing Law. This Agreement shall be governed by and construed in
         --------------
accordance with the laws of the State of New York, without reference to its choice of law rules. In any action to enforce this Agreement the prevailing party will be entitled to costs and reasonable attorneys' fees.

     (e) Alternative Dispute Resolution.  Any controversy or claim arising out
         -------------------------------
of or relating to this Agreement, any work order or the services provided by E&Y pursuant thereto (including any such matter involving any parent, subsidiary, affiliate, successor in interest, or agent of viaLink or of E&Y) shall be submitted first to voluntary mediation, and if mediation is not successful, then to binding arbitration, in accordance with the dispute resolution procedures set forth in Attachment One to this Agreement. Judgment on any arbitration award
         --------------
may be entered in any court having proper jurisdiction.

     (f) Severability.  If any provision of this Agreement, or the application
         -------------
thereof, shall for any reason and to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties. The parties further agree to replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such invalid and unenforceable provisions.

     (g) Non-Assignment.  Neither party may assign, transfer or delegate this
         ---------------
Agreement, or any of its rights or obligations under this Agreement to any third party, other than a party controlling, controlled by or under control with the assigning party, without the prior written consent of the other party, which consent may not be unreasonably withheld. Subject to the above, this Agreement shall be binding upon and inure to the benefit of the parties of this Agreement, as well as their respective permitted successors and assigns.

     (h) No Waiver.  No waiver or failure to exercise any option, right or
         ----------
privilege under the terms of this Agreement by either of the parties hereto on any occasion or occasions shall be construed to be a waiver of the same on any other occasion or of any other option, right or privilege.

     (i) Headings and References.  The headings and captions used in this
         ------------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to Sections, Attachments or Exhibits shall, unless otherwise provided, refer to Sections hereof, Attachments attached hereto or Exhibits attached hereto, all of which Attachments and Exhibits are incorporated herein by this reference.

     (j) Limitation on Damages.  Neither party (nor any of its licensors) shall
         ----------------------
have any liability to the other party or any third parties for any loss of business, loss of profits, loss of data, or computer malfunction, or any indirect, incidental, special, consequential or punitive damages, even if such party has been appraised of the possibility of that loss or damage.

     (k) Press Release and Publicity.  Neither party shall issue any news
         ----------------------------
release, public announcement, advertisement or publicity concerning this Agreement or any matters arising under this Agreement without the prior written approval of the other party, except to the extent required or compelled by law or judicial order or decree, or the rules of any securities exchange or interdealer quotation system on which its securities are listed or qualified for inclusion.

     (l) Equitable Relief.  Notwithstanding the provisions of Section 13(e)
         -----------------                                    -------------
hereof, any claim limited solely to injunctive or other equitable relief relating to intellectual property or proprietary rights or from a breach of the other party's obligations under Section 12 of this Agreement may be submitted as
                                ----------
a matter of right by the party seeking such relief to any court having proper jurisdiction over such claim. In no event, however, may the arbitrators referred to in Attachment One award any nonmonetary or equitable relief of any
               --------------
sort.

     (m) Expenses.  Each party shall bear its own legal fees and expenses
         ---------
incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, the documents attached as Exhibits hereto and letters of intent or preliminary agreements prior to the date hereof.

     (n) No Finder's Fees.  Each party represents that it neither is nor will be
         -----------------
obligated for any finders' fee or commission in connection with this transaction. E&Y agrees to indemnify and to hold harmless viaLink from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which E&Y or any of its officers, partners, employees, or representatives is responsible with respect to this transaction. viaLink agrees to indemnify and hold harmless E&Y from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which viaLink or any of its officers, employees or representatives is responsible with respect to this transaction.


                           [Signature Page follows]

          IN WITNESS WHEREOF, the parties have caused this Amended and Restated Alliance Agreement to be signed by their duly authorized representatives as of the Agreement Date.

     ERNST & YOUNG LLP                  THE VIALINK COMPANY


     By:                                By:
        --------------------------         -----------------------------

     Printed                            Printed
     Name:                              Name:
          ------------------------           ---------------------------
     Title:                             Title:
           -----------------------            --------------------------

                                Attachment One
                         Dispute Resolution Procedures

     The following procedures shall be used to resolve any controversy or claim ("Dispute") arising under this Agreement. If any provisions in this Attachment One are determined to be invalid or unenforceable, it shall not affect the enforceability of the remaining provisions in Exhibit E and the Agreement and the court shall enforce all remaining provisions to the extent permitted by law.

Mediation

     Any Dispute shall be submitted to mediation upon written notice to the other party or parties. In the mediation process, the parties shall use their good faith efforts to resolve the dispute voluntarily with the aid of an impartial mediator, who will attempt to facilitate negotiations. The mediator will be selected by agreement of the parties. If the parties cannot agree on a mediator, a mediator will be designated by the American Arbitration Association ("AAA") at the request of a party. Any mediator so designated must be acceptable to all parties.

     The mediation will be conducted as specified by the mediator and agreed upon by the parties.

     The mediation shall be a settlement discussion and therefore will be confidential. The mediator may not be subpoenaed to or voluntarily testify for either party in any later proceeding relating to the dispute. All papers and writings submitted to the mediator are confidential and may not be subpoenaed by either party. No recording or transcript shall be made of the mediation proceedings.

     Each party will bear its own fees and costs in the mediation. The fees and expenses of the mediator will be shared equally by the parties.

Arbitration

     If a Dispute is not resolved within 90 days after the written notice beginning the mediation process (or a longer period, if the parties agree to extend the mediation), the mediation shall terminate and the dispute will be settled by binding arbitration. The arbitration will be conducted in accordance with the procedures in this Agreement and the Arbitration Rules for Professional Accounting and Related Services Disputes of the AAA ("AAA Rules"). In the event of a conflict between the AAA Rules and this Agreement, the provisions of this Agreement shall control.

     The arbitration will be conducted before a panel of three arbitrators, regardless of the amount in controversy in the Dispute, to be selected as provided in the AAA Rules. Any issue concerning the extent to which any Dispute is subject to arbitration, or concerning the applicability, interpretation, or enforceability of these procedures, including any contention that all or part of these procedures are invalid or unenforceable, shall be governed by the Federal

Arbitration Act and resolved by the arbitrators. No potential arbitrator may serve on the panel unless he or she has agreed in writing to abide and be bound by these procedures.

     Unless otherwise provided in this Agreement, the arbitrators may not award any non-monetary or equitable relief of any sort. They shall have no power to award (i) damages inconsistent with the Agreement or (ii) punitive damages or any other damages not measured by the prevailing party's actual damages, and the parties expressly waive their right to obtain such damages in arbitration or in any other forum. In no event, even if any other portion of these provisions is held to be invalid or unenforceable, shall the arbitrators have power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction.

     No discovery will be permitted in connection with the arbitration unless it is expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

     All aspects of the arbitration shall be treated as confidential. Neither the parties nor the arbitrators may disclose the existence, content or results of the arbitration, except as necessary to comply with a court order or regulatory requirements. Before making any such disclosure, the party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interests.

     The result of the arbitration will be binding on the parties, and judgment on the arbitrators' award may be entered in any court having jurisdiction.

                                     ONE-2

                                   EXHIBIT A
                                   ---------

                             AFFILIATION AGREEMENT
                             ---------------------

     For good and valuable consideration, _________________________ ("Member Firm"), a corporation/partnership organized under the laws of ______________ and a member firm or a subsidiary of a member firm in good standing of Ernst & Young International Ltd. ("EYI"), hereby covenants and agrees with Ernst & Young LLP ("E&Y"), and The viaLink Company ("viaLink"), that it will comply with all obligations of E&Y under the Alliance Agreement dated as of _________________ (the "Agreement"), including all exhibits thereto and all other agreements referred to therein, as fully as if Member Firm had executed the Agreement and shall be entitled to exercise all rights thereunder, with such changes thereto as are set forth below as mutually agreed to by viaLink and the Member Firm and set forth in accordance with the terms hereof.

     1. Capitalized terms used herein but not otherwise defined herein shall have the meaning given to them in the Agreement.

     [2. The Agreement shall be amended as set forth in the attachment to this Affiliation Agreement, which attachment has been executed by both viaLink and Member Firm. Member Firm hereby represents that the following amendments to the Agreement are otherwise acceptable to viaLink and E&Y: _______________________.]

     3. Notwithstanding any other provision of the Agreement, in no event shall Member Firm or any other member firm of EYI or any other Affiliate, including E&Y, be liable to viaLink or any other party for any act or failure to act by any other member firm or EYI or any other Affiliate or any failure by such party to fulfill the obligations imposed upon Member Firm pursuant to the terms of this Affiliation Agreement.

     4. This Affiliation Agreement shall be effective as of ________________. This Affiliation Agreement shall terminate upon the earlier of (i) the termination or expiration of the Agreement, or (ii) the date at which Member Firm ceases to be a member firm, or a subsidiary of a member firm, in good standing of EYI.

     5. This Affiliation Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law provisions thereof.

     IN WITNESS WHEREOF, the parties have caused this Affiliation Agreement to be signed by the authorized representatives as of the date shown above.

[Formal Name of MEMBER FIRM]               The viaLink Company

By:_________________________               By:________________________

Printed                                    Printed
Name:_______________________               Name:______________________

Title:______________________               Title:_____________________


Ernst & Young LLP

By:_________________________

Printed
Name:_______________________

Title:______________________

                                   EXHIBIT B
                                   ---------

                                FORM OF WARRANT
                                ---------------

                                   EXHIBIT C
                                   ---------

             VIALINK SERVICES PURCHASE ORDER TERMS AND CONDITIONS
             ----------------------------------------------------


                                 See attached.


Purchase Order
for viaLink(R) Services                                                                    [LOGO OF viaLink(R)]

The viaLink Company
1300 Benson Road
Edmond, OK  73013-6417
Phone:  (405) 936-2500     Fax:  (405) 936-2599    Email:  Customer Service@vialink.com    Website:  www.vialink.com

Purchaser:_____________________________      Contact:___________________________
                Full Company Name                             Name, Title

--------------------------------------------------------------------------------
Purchaser is (check one):
[_]  Supplier    [_]  Retailer     [_]  Wholesaler     [_]  Other_______________
--------------------------------------------------------------------------------

Address:________________________________________________________________________

Phone:____________________     Fax:__________________   Email:__________________

--------------------------------------------------------------------------------
Service(s) ordered (check which ones are applicable):

[_] Item Catalog   [_] Item Express   [_]  Exchange Manager   [_] Chain Pricing

Other:__________________________________________________________________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Basic Fees for Services (specify):



Additional fees are applicable if Your use of the Service extends beyond that covered by the Basic Fees described above.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Payment Method (Check One): [_]  Visa    [_] MasterCard    [_] Check     [_] ACH

______________________________________     _____________________________________
          Credit Card No.                             Name on Credit Card


______________________________________     _____________________________________
          Expiration Date                          Signature of Card Holder
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Custom terms (if any):



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By signing below, You the Purchaser order the Services specified above and agree to pay the applicable fees and The viaLink Company agrees to provide the Services to You, all in accordance with and subject to the attached Terms and Conditions. Either party may terminate on thirty days prior written notice to the other party.
--------------------------------------------------------------------------------



_________________________________________     ________________________________________________
Purchaser's representative (please print)     The viaLink Company representative (please print)

_________________________________________     ________________________________________________
Title                            Date         Title                                  Date


                             TERMS AND CONDITIONS

The Services. The viaLink Company ("viaLink") agrees to provide You, the Purchaser, with the services that have been checked on the cover page to this Purchase Order (the "Services"). The Services allow users to share price, product, promotional and other information ("Data") on viaLink computers accessed via the Internet. You understand that the exact nature of the Services will be dependent on whether You have indicated on the cover page that You are a Supplier, Retailer, Wholesaler or other user of the Services.

Your Obligations. In order to receive the Services, You must access viaLink's computers at the following Internet address (or any successor or mirror addresses): http://www.vialink.com (the "viaLink Web Site"). You are
           ----------------------
responsible for having sufficient equipment, software and connectivity to the Internet and the associated costs. You are responsible for all charges or expenses incurred by anyone using Your account. You agree to take adequate precautions to protect Yourself against damage to Your operations that might be caused by defects, interruptions, or malfunctions in or relating to the Services or loss or corruption of Data. You agree to strictly adhere to all security measures, terms of use and related procedures set forth on the viaLink Web site, which may be updated from time to time. You agree to pay viaLink the fees applicable to the Services and You further agree to pay and hold viaLink harmless from any applicable sales, use, excise, value added, utility or similar to other taxes relating to the Services. Fixed monthly charges for Services initiated or terminated during a calendar month shall be prorated for such month. Our invoices are payable in U.S. dollars, within thirty (30) days from the date of the invoice and are subject to interest charges at an annual rate equal to eighteen (18) percent per annum, or if lower, the maximum lawful interest rate allowable.

Licenses. You agree that viaLink may use and distribute Your name (with appropriate trademark, if applicable), street address, phone number, e-mail address and fax number, as follows: (a) in connection with the Services; (b) on any reference or customer lists or directories published by or for viaLink; and
(c) in any advertising or other communications promoting the Services. In addition viaLink may disclose such information for mailing lists for use by third parties. You may opt out of these uses of this information at any time, by so informing viaLink in writing. You understand that the Service and this Purchase Order ("PO") do not give You any rights in the Data provided by other users of the Service.

Warranties. viaLink warrants (i) that the Services will be in substantial compliance with the applicable specifications set forth on viaLink's Web site (the "Specifications") and (ii) that viaLink shall use diligent efforts to transmit the Data to You and other users of the Services without corrupting such Data; provided, that You understand that viaLink is dependent on You and other users inputting accurate Data and thus viaLink cannot warrant the accuracy of the Data or the rights of others to make the Data available. You understand that certain Data may not be accurate because users provide such Data from legacy systems, which among other things, cannot accurately store and process date data. You warrant that You have the right to provide all Data and other information that You input and that such other information shall be accurate. THESE WARRANTIES ARE EXCLUSIVE AND EACH PARTY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. viaLink does not warrant that the Services shall meet Your requirements or that the operation of the Services shall be uninterrupted, without delays or error-free.

Exclusive Remedies. For any breach of the above warranties You agree that Your exclusive remedy shall be: (i) a reduction to the total charge for the month during which such failure occurs equal to the percentage of the total month during which the Service was unavailable or otherwise failed to substantially comply with the Specifications and (ii) if viaLink fails to restore performance of the Services within a thirty (30) day period, You may terminate this PO. You agree that in no event shall viaLink's maximum aggregate liability to You under this PO under contract, tort or other theory exceed the amount actually paid by You for the Services, form which viaLink's liability, if any, arose for the three (3) month period immediately prior to such event which is the cause of liability. In no event shall either party be liable for any exemplary, special, indirect, incidental or consequential damages, including, without limiting the generality of the foregoing, any loss of business, profits, savings, Data or goodwill, even if the party has been advised of the possibility of such loss, had reason to know, or in fact knew of the possibility thereof.

Indemnities. viaLink shall, at its cost and expense, indemnify, defend, and hold You harmless from any claims, demands, actions, suits, proceedings, damages, costs, reasonable attorney fees or judgments which may be brought against You based solely upon a claim that viaLink's computers and software on which the Service operates infringes any patent, copyright, trademark, or other intellectual property right that exists as of the effective date of this PO and is enforceable in the United States or Canada. You shall, at Your cost and expense, indemnify, defend and hold viaLink harmless from and against any claims, demands, actions, suits, proceedings, damages, costs, reasonable attorney fees or judgments which may be brought against viaLink or which viaLink may incur as a result of or arising out of any of the acts or omissions by You or on Your behalf relating to the Services. In each case the indemnified party must promptly notify the indemnifying party of any claim under this indemnity and must give the indemnifying party authority to control the defense of the claim. The indemnified party shall also give the indemnifying party, at the indemnified party's expense, such information and assistance for the defense as the indemnifying party may reasonably request.

Term and Termination. The initial term of this PO is one (1) year; provided, that either party may terminate at any time upon thirty days prior written notice to the other party. Following the initial term, this PO will continue on a month-to-month basis. viaLink may also immediately terminate this PO and the Services in the event that You fail to pay the Service fees as they fall due or if You otherwise commit a material breach of this PO or if You become bankrupt or insolvent.

General. This PO and the documents referenced in this PO constitute the entire agreement between us and may not be modified without our mutual written consent. The PO is binding on and inures to the benefit of the parties' respective successors and permitted assigns. This PO and performance of the Services shall be governed by the laws of the State of Oklahoma. Any claim arising out of or relating to this PO must be commenced within one (1) year from the date such claim shall have first arose and shall be settled by binding arbitration at a location designated by viaLink in Oklahoma in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Neither party shall be responsible for failure of performance due to any cause(s) beyond its reasonable control, including without limitation, accidents, Acts of God, Internet brown outs, or labor disputes. viaLink may sell or assign its rights and obligations under this PO; provided, however, that the person acquiring the rights agrees to abide by all the obligations of viaLink under this PO. If any provision of this PO is found to invalid or unenforceable, it shall be ineffective to the minimum extent necessary without invalidating the rest of the PO or affecting the validity or enforceability of the other provisions of this PO. Any waiver by a party of any breach of any provision of this PO shall not be construed as a waiver of any continuing or succeeding breach of such provision. All notices pursuant to this PO shall be made in writing and shall be personally delivered, mailed by certified mail, postage prepaid, or sent by overnight courier to the party at its address specified on the cover page of this PO or as otherwise communicated in writing to the other party. Your obligations to pay for past Services and the following provisions shall survive termination of this PO: "Exclusive Remedies," "Indemnities" and
"General."   138725 (rev1.3/99).

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(C) 1999, The viaLink Company.  VIALINK and the VIALINK LOGO are trademarks of
The viaLink Company. All rights reserved.

                                   EXHIBIT D
                                   ---------

                       FORM OF MASTER SERVICES AGREEMENT
                       ---------------------------------

                                   EXHIBIT E
                                   ---------

                     FORM OF REGISTRATION RIGHTS AGREEMENT
                     -------------------------------------